                              SUPERVISORY AGREEMENT

         This Supervisory Agreement (Agreement) is made and is effective this 8th day of December, 2005 (Effective Date), by and between Baltimore County Savings Bank, FSB, Baltimore, Maryland, OTS Docket No. 08163 (BCBS or Bank), a federally chartered stock savings association, and the Office of Thrift Supervision (OTS), a bureau of the United States Department of the Treasury, acting through its Southeast Regional Director or his designee (Regional Director).

         WHEREAS, the OTS is the primary federal regulator of the Bank;

         WHEREAS, based upon the Bank's June 6, 2005 Report of Examination (2005 Examination), the OTS is of the opinion that the Bank has engaged in acts and practices that: (i) have resulted in violations of certain of the laws or regulations to which the Bank is subject; and/or (ii) are considered to be unsafe and unsound;

         WHEREAS, the OTS is of the opinion that grounds exist for the initiation of an administrative proceeding against the Bank;

         WHEREAS, the OTS is of the view that it is appropriate to take measures intended to ensure that the Bank will: (i) comply with all applicable laws and regulations; and (ii) engage in safe and sound practices; and

         WHEREAS, the Bank, acting through its Board of Directors (Board), without admitting or denying that such grounds exist except those as to jurisdiction, which are admitted, wishes to cooperate with the OTS and to evidence the intent to: (i) comply with all applicable laws and regulations; and
(ii) engage in safe and sound practices.

         NOW THEREFORE, in consideration of the above premises and the mutual undertakings set forth herein, the parties hereto agree as follows:

Compliance With Laws and Regulations.
-------------------------------------

     1. The Bank, its Directors, officers, employees, agents, and subordinate organizations shall take all necessary and appropriate actions to comply with the following laws and regulations:

             a. the Bank Secrecy Act, as amended (31 U.S.C. ss.ss. 5311 et seq.), the regulations promulgated thereunder at 31 C.F.R.
                  Part 103, as amended, 12 C.F.R ss. 563.177, and 12 C.F.R. ss. 563.180(d), and the rules and regulations of the Office of Foreign Assets Control (OFAC) (the aforementioned laws and regulations are hereafter collectively referred to as the BSA Laws and Regulations), and

             b. the National Flood Insurance Act and the Flood Disaster Protection Act, 42 U.S.C. ss. 4001 et seq. (collectively, the
                  FDPA) and the OTS regulations promulgated thereunder at 12 C.F.R. ss. 572.

Business Plan.
--------------

    2. Within sixty (60) days after the Effective Date of this Agreement, the Board shall prepare, adopt and submit for Regional Director review and approval a new comprehensive three-year business plan that covers the calendar years 2006, 2007 and 2008 (Business Plan). The Business Plan shall consider the Bank's existing operations, business strategies, current market conditions, local demographics, earnings, available resources, and existing capital levels. The Business Plan also shall consider the findings of the 2005 Examination. The Business Plan shall clearly and accurately detail and discuss the Board's plans and strategies, including any new activities, products and lines of business, for strengthening and improving the Bank's earnings and profitability. The Board shall review the Business Plan on at least an annual basis and make such amendments as are necessary in consideration of the Bank's performance under the prior year of the Business Plan.

    3. The Board shall make any changes to the Business Plan required by the Regional Director within thirty (30) days after receipt of notification from the OTS. Thereafter, the Board shall direct Management to follow and implement the Business Plan as approved by the Board and the OTS. The Board shall require Management to prepare and provide to it written reports, including supporting documentation and other information, regarding the Bank's implementation of the approved Business Plan. The Board shall periodically, but not less than once each calendar quarter, conduct a diligent review and assessment of Management's implementation of and the Bank's compliance with the approved Business Plan. Any material new activity, operation or line of business shall require the prior review and approval of the Board. Any material modifications to the Business Plan shall be submitted to the Regional Director forty-five (45) days prior to implementation unless such time period is waived by the OTS. Management shall prepare quarterly variance reports on the Bank's compliance with the Business Plan within thirty (30) days after the close of each calendar quarter. Such variance reports shall detail actual operating results versus projected results and shall include detailed explanations of any material deviations from the Business Plan and a specific description of the corrective actions or measures that have been implemented, proposed or are under consideration to correct any material deviation. The Board shall review the variance reports on a quarterly basis to monitor the Bank's compliance with the terms of the Business Plan. The Board's review shall be fully documented in the Board meeting minutes. A deviation shall be considered material under this Paragraph 3 when:

             a. the Bank engages in any material activity that is inconsistent with the Business Plan; or

             b. the Bank exceeds the level of any activity contemplated in the Business Plan or fails to meet target amounts established in the Business Plan by more than 10%, unless the activity involves assets risk weighted 50% or less, in which case a variance of more than 25% shall be deemed to be a material deviation.

Anti-Money Laundering/BSA Compliance.
-------------------------------------

    4. Within sixty (60) days after the Effective Date of this Agreement, the Board shall review and revise as necessary the Bank's written program for compliance with the BSA Laws and Regulations (BSA Compliance Program) to strengthen and ensure BCSB's compliance with the BSA Laws and Regulations, including compliance with all documentation and recordkeeping requirements. In amending its BSA Compliance Program, the Board shall, at a minimum, take the following actions:

             a. The Board shall review and revise as necessary the Bank's process and written methodology for assigning risk levels (Risk Assignment Methodology) to the Bank's customers, products, and services.(1) The Board shall ensure that the Bank's Risk Assignment Methodology is consistent with the Quantity of Risk Matrix included as Appendix J to the FFIEC Bank Secrecy Act/Anti-Money Laundering Examination Manual (FFIEC Manual) and accurately identifies all customer accounts that present a heightened risk of conduct of potentially unlawful activities or transactions (Higher Risk Accounts).

             b. The Board shall review and revise as necessary the Bank's customer identification program (CIP) to strengthen and ensure the Bank's compliance with the requirements of 31 C.F.R. ss. 103.121; the guidance contained in Chief Executive Officer Memorandum No. 202 (July 27, 2004); and the FFIEC Manual. The CIP shall (i) be a part of the Bank's BSA Compliance Program;
                  (ii) contain detailed written account opening procedures governing the origination and establishment of new accounts, including the identifying information that must be obtained from each customer; (iii) include written risk based procedures for verifying a customer's identity within a reasonable time after opening of the account, including verification of any required state or federal licenses and registrations; and (iv) provide for the identification of high risk accounts at the opening of the account.

             c. The Board shall review and revise as necessary the Bank's written internal controls, due diligence processes, and oversight and monitoring requirements (BSA Monitoring Procedures) to strengthen and ensure the Bank's compliance with 12 C.F.R. ss. 563.180(d). At a minimum, the BSA Monitoring Procedures shall (i) ensure the accurate identification and monitoring of all Higher Risk Accounts in accordance with enhanced due diligence levels and oversight and monitoring requirements established by the Board; (ii) ensure the timely identification and detection of any suspicious activity(2) arising from or relating to the opening

-----------------------------
(1) The assignment of risk to a particular Bank product or service shall include transactions where such products and services are offered to non-customers.

(2) The term "suspicious activity" shall include, but is not limited to, any transactions or account activity that is not customary, routine, or commensurate based upon past or expected transactions or activity, or that is otherwise suspicious or lacking an apparent business or legal purpose.

                  of new accounts, the Bank's monitoring of existing accounts, funds transfers to or through the Bank, and non-customer transactions; and (iii) provide for an investigation and review process for all suspicious activities to determine whether a Suspicious Activity Report (SAR) must be filed with appropriate law enforcement and supervisory authorities; and
                  (iv) require the timely filing, in an accurate and complete manner, of any SAR with appropriate law enforcement and supervisory authorities.

             d. The Board shall review and revise as necessary the Bank's written policies and procedures to strengthen and ensure the Bank's compliance with the Currency Transaction Report (CTR) exemptions set forth in 31 C.F.R. ss. 103.22(d) (CTR Exemption Policies). The CTR Exemption Policies shall: (i) require an initial review of all customers proposed for an exemption under Section 103.22(d) to verify the customer's eligibility and ensure appropriate documentation of the Bank's review and determination process and (ii) require an annual review of all CTR exempt customers to ensure the customer's continuing eligibility and qualification for an exemption under Section 103.22(d).

             e. The Board shall review and revise as necessary the Bank's specific review procedures to ensure the accurate completion and timely filing of all CTRs.

             f. The Board shall require Management to address all deficiencies and weaknesses and complete all required corrective actions discussed in the Bank's 2005 Examination. Management shall provide the Board with monthly status reports regarding its compliance with this requirement.

              The Board shall require that Management take all steps necessary to ensure that the Bank's BSA Compliance Program, as revised consistent with the requirements of this Agreement, is fully implemented and thereafter fully adhered to by the Management and staff of the Bank. The Board shall require Management to ensure complete and accurate documentation of the Bank's compliance with the BSA Laws and Regulations and this Agreement. The Board shall request such information and documentation as is necessary to assess Management and the Bank's compliance with the revised BSA Compliance Program and the BSA Laws and Regulations.

    5. The Board shall review the Bank's BSA Compliance Program on an annual basis to assess its adequacy and compliance with applicable BSA Laws and Regulations based upon the Bank's operations, activities, size and complexity. The Board shall promptly adopt and implement such changes as are necessary to ensure the BSA Compliance Program remains adequate for the Bank and fully complies with the BSA Laws and Regulations and SAR Regulations.

BSA Independent Testing.
------------------------

    6. Within sixty (60) days after the Effective Date of this Agreement, the Board shall review and revise as necessary the Bank's written policies and procedures for conducting an annual independent test of the Bank's BSA Compliance Program and the Bank's compliance with the BSA Laws and Regulations (Independent Testing Policies) consistent with the guidance set forth in the FFIEC Manual. The Independent Testing Policies shall require a review of all pertinent areas of the Bank's BSA Compliance Program and the conducting of more expansive transactional testing. A written report detailing the results and findings of each independent test shall be provided to the Board for review within forty-five (45) days after completion of the test. The Board's review of the independent test results, and any corrective actions adopted by the Board, shall be fully detailed in the Board meeting minutes with a copy of the written report attached thereto. The Board shall provide copies of the independent test report and the Board meeting minutes to the Regional Director within ten (10) days after review.

FDPA Compliance.
----------------

    7. Within sixty (60) days after the Effective Date of this Agreement, the Board shall review and amend as necessary the Bank's FDPA policies and procedures (FDPA Policy) to strengthen and ensure the Bank's compliance with the FDPA and the OTS regulations at 12 C.F.R. Part 572 (collectively, the FDPA Laws and Regulations). The FDPA Policy as amended and adopted by the Board shall establish a system to ensure that appropriate flood insurance, if required, is obtained and maintained on all property securing a loan from the Bank, including condominium units, in accordance with applicable FDPA Laws and Regulations. The Board shall ensure that Bank personnel receive appropriate training and that the Bank's compliance with the FDPA Policy is reviewed periodically. The Board shall take all steps necessary to ensure that the FDPA Policy required by this Paragraph 7 is implemented and thereafter fully adhered to by Management and staff of the Bank.

Documentation and Recordkeeping.
--------------------------------

    8. Within sixty (60) days after the Effective Date of this Agreement, the Board will review and revise as necessary the Bank's written indirect automobile loan underwriting policies and procedures (Auto Loan Policies) to strengthen and improve the automobile loan underwriting and approval process. The revised Auto Loan Policies shall include a separate policy that sets forth the Board's guidelines, requirements and limitations on dealer overages (Overage Policy). The revised Auto Loan Policies also shall require all loan underwriting and pricing decisions, including any exceptions made as a result of compensating factors, to be fully and appropriately documented in the Bank's loan files. The Board shall require Management to review and assess compliance with the revised Auto Loan Policies, including the Overage Policy, on at least a quarterly basis. The results of Management's review and assessment of the Bank's compliance with the revised Auto Loan Policies shall be presented to the Board in writing within thirty
             (30) days after the end of each calendar quarter. The Board shall document its review of Management's findings, and any corrective actions required by the Board, in the appropriate Board meeting minutes.

Director Responsibility.
------------------------

    9. Notwithstanding the requirements of this Agreement that the Board submit various matters to the Regional Director for the purpose of receiving his approval, non-objection or notice of acceptability, such regulatory oversight does not derogate or supplant each individual Director's continuing fiduciary duty. The Board shall have the ultimate responsibility for overseeing the safe and sound operation of the Bank at all times, including compliance with the determinations of the Regional Director as required by this Agreement.

Compliance with Agreement.
--------------------------

    10. All policies, procedures, corrective actions, plans, programs, reviews and systems required by this Agreement (collectively, Policies and Procedures) shall conform to all applicable statutes, regulations, OTS policy and guidance. The Board shall submit copies of all Policies and Procedures required by this Agreement to the Regional Director within the timeframes specified or, in the event a timeframe is not specified, within thirty (30) days after adoption by the Board. The Board shall revise such Policies and Procedures as required by the Regional Director within thirty (30) days of receipt of written direction from the Regional Director. The Policies and Procedures, as modified consistent with the written direction of the Regional Director, shall be incorporated into this Agreement and any material deviation, as determined by the Regional Director in his sole discretion, from such Policies and Procedures shall be a violation of this Agreement.

    11. The Board shall require Management to correct all deficiencies identified in the Bank's 2005 Examination, as directed therein, except where such direction is modified or changed by the terms of this Agreement. Further, the Board and Management of the Bank shall take immediate action to cause the Bank to comply with the terms of this Agreement and shall take all actions necessary or appropriate thereafter to cause the Bank to continue to carry out the provisions of this Agreement.

    12. The Board shall, on a quarterly basis beginning with the calendar quarter ending March 31, 2006, adopt a board resolution (the Compliance Resolution) formally resolving that, following a diligent inquiry of relevant information (including a report from Management regarding the Bank's compliance with each numbered paragraph of this Agreement), to the best of its knowledge and belief, during the immediately preceding calendar quarter, the Bank has complied with each provision of this Agreement currently in effect, except as otherwise stated. The Compliance Resolution shall:

             a. specify in detail how, if at all, full compliance was found not to exist; and

             b. identify all notices of exemption or non-objection issued by the Regional Director that were outstanding as of the date of its adoption.

    13. The minutes of each meeting of the Board shall set forth the following information with respect to the adoption of each Compliance Resolution:

             a.   the identity of each Director voting in favor of its adoption;
                  and

             b. the identity of each Director voting in opposition to its adoption or abstaining from voting thereon, setting forth each such Director's reasoning for opposing or abstaining(3).

    14. Within forty-five (45) calendar days after the end of each calendar quarter, beginning with the calendar quarter ending March 31, 2006, the Board shall provide to the Regional Director a certified true copy of the Compliance Resolution[s] adopted at the Board meeting pursuant to Paragraph 12 of this Agreement. The Board, by virtue of the submission of a certified true copy of such Compliance Resolution to the Regional Director, shall be deemed to have attested to the accuracy of the statements set forth in each Compliance Resolution, except that in the event one or more Directors do not agree with the representations set forth in a Compliance Resolution, such disagreement shall be noted in the Board meeting minutes.

    15. The Board shall promptly respond to any request from the OTS for documents to demonstrate compliance with this Agreement, including making Bank records and documents available for OTS examiner review upon request.

Definitions.
------------

    16. All technical words or terms used in this Agreement for which meanings are not specified or otherwise provided by the provisions of this Agreement shall, insofar as applicable, have meaning as defined in Chapter V of Title 12 of the Code of Federal Regulations, BSA, HOLA, Federal Deposit Insurance Act (FD1A), Chapter I of Title 31 of the Code of Federal Regulations, or any Memoranda or Bulletins issued by the OTS or the U. S. Department of the Treasury's Financial Crimes Enforcement Network (FinCEN). Any such technical words or terms used in this Directive and undefined in said Code of Federal Regulations, HOLA, BSA, FDIA and Memoranda or Bulletins of the OTS or FinCEN shall have meanings that are in accordance with the best custom and usage in the savings and loan industry.

--------------
(3) The recordkeeping requirements in this Paragraph 13 are mandated by the OTS for the purposes of compliance with this Agreement and in no way are intended to imply that the Board's minutes do not include this information with respect to issues unrelated to this Agreement.

Successor Statutes, Regulations, Guidance, Amendments.
------------------------------------------------------

    17. Reference in this Agreement to provisions of statutes, regulations, and OTS and FinCEN Memoranda shall be deemed to include references to all amendments to such provisions as have been made as of the Effective Date and references to successor provisions as they become applicable.

Notices.
--------

    18. Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by the Agreement to be made upon, given or furnished to, delivered to, or filed with:

             a. the OTS by the Bank, shall be sufficient for every purpose hereunder if in writing and mailed, first class, postage prepaid or sent via overnight delivery service or physically delivered, in each case addressed to the Regional Director, Office of Thrift Supervision, Department of the Treasury, 1475 Peachtree Street, N.E., Atlanta, Georgia, 30309, or telecopied to 404.897.1861 and confirmed by first class mail, postage prepaid, overnight delivery service or physically delivered, in each case to the above address; and

             b. the Bank by the OTS, shall be sufficient for every purpose hereunder if in writing and mailed, first class, postage prepaid, or sent via overnight delivery service or physically delivered, in each case addressed to the Bank: at 4111 East Joppa Road, Suite 300, Baltimore, Maryland 21236 or telecopied to 410.256.0261 and confirmed by first class mail, postage prepaid, overnight delivery service or physically delivered, in each case to the above address.

Duration, Termination or Suspension of Agreement.
-------------------------------------------------

    19.      This Agreement shall:

             a. become effective upon its execution by the OTS, through its authorized representative whose signature appears below; and

             b. remain in effect until terminated, modified or suspended in writing by the OTS, acting through its Director or the Regional Director (including any authorized designee thereof).

    20. The Regional Director in his sole discretion, may, by written notice, suspend any or all provisions of this Agreement.

Time Limits.
------------

    21. Time limitations for compliance with the terms of this Agreement run from the Effective Date, unless otherwise noted.

Effect of Headings.
-------------------

    22. The Section headings herein are for convenience only and shall not affect the construction hereof.

Separability Clause.
--------------------

    23. In case any provision in this Agreement is ruled to be invalid, illegal or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director in his sole discretion determines otherwise.

No Violations of Law, Rule, Regulation or Policy Statement Authorized; OTS Not
------------------------------------------------------------------------------
Restricted.
-----------

    24.      Nothing in this Agreement shall be construed as:

             a. allowing the Bank to violate any law, rule, regulation, or policy statement to which it is subject; or

             b. restricting the OTS from taking such action(s) as are appropriate in fulfilling the responsibilities placed upon it by law, including, without limitation, any type of supervisory, enforcement or resolution action that the OTS determines to be appropriate.

Successors in Interest/Benefit.
-------------------------------

    25. The terms and provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their successors in interest. Nothing in this Agreement, express or implied, shall give to any person or entity, other than the parties hereto and the Federal Deposit Insurance Corporation and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

Signature of Directors.
-----------------------

    26. Each Director signing this Agreement attests, by such act, that she or he voted in favor of a Board resolution authorizing the execution of this Agreement by the Bank.

Integration Clause.
-------------------

    27. This Agreement and the OTS's November 30, 2005 letter to the Board represents the final written agreement of the parties with respect to the subject matter hereof and constitutes the sole agreement of the parties, as of the Effective Date, with respect to such subject matter. However, as noted herein, all Policies and Procedures required by this Agreement shall, upon modification consistent with the direction of the Regional Director, become part of this Agreement and any deviation from these policies shall be deemed a violation of this Agreement.

Enforceability of Agreement.
----------------------------

    28. The Bank represents and warrants that this Agreement has been duly authorized, executed, and delivered, and constitutes, in accordance with its terms, a valid and binding obligation of the Bank. The Bank acknowledges that this Agreement, is a "written agreement" entered into with the OTS within the meaning of Section 8 of the FDIA, 12 U.S.C. ss.1818.

Counterparts.
-------------

    29. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed original.

     IN WITNESS WHEREOF, the OTS, acting by and through the Regional Director and the Bank, in accordance with a duly adopted resolution of its Board, hereby execute this Agreement as of the Effective Date.


THE BANK                                    OFFICE OF THRIFT SUPERVISION

By: /s/ Gary C. Loraditch                   By: /s/ John E. Ryan
------------------------------                  -------------------------------
Name:  Gary C. Loraditch                        John E. Ryan
Title: President                                Regional Director

/s/ William M. Loughran
------------------------------
Director

/s/ Michael J. Klein
------------------------------
Director

/s/ John J. Panzer, Jr.
------------------------------
Director

/s/ Henry V. Kahl
------------------------------
Director

/s/ H. Adrian Cox
------------------------------
Director

/s/ William J. Kappauf, Jr.
------------------------------
Director

/s/ P. Louis Rohe
------------------------------
Director